Exhibit 10.2

    Eleventh Amendment to the Third Amended and Restated Terminal Services Agreement

This Eleventh Amendment to the Third Amended and Restated Terminal Services Agreement ("Amendment") is dated April 1, 2026, by and between Marathon Petroleum Company LP, a Delaware limited partnership with an address of 539 South Main Street, Findlay, Ohio 45840 ("MPC"), and MPLX Terminals LLC, a Delaware limited liability company with an address of 200 East Hardin Street, Findlay, Ohio 45840 ("Terminal Owner"). Each of MPC and Terminal Owner shall be referred to herein individually as a "Party" or collectively as the "Parties."

    WHEREAS, MPC and Terminal Owner are Parties to that certain Third Amended and Restated Terminal Services Agreement, dated March 1, 2017, as amended on September 1, 2017, October 31, 2017, March 20, 2018, July 1, 2019, December 13, 2019, September 1, 2020, May 20, 2022, May 9, 2023, September 1, 2024, and September 1, 2025 (as amended, the “Agreement”); and

WHEREAS, MPC and Terminal Owner desire to amend the Agreement to update Schedule 3.1 and Schedule 5.1.

NOW, THEREFORE, in consideration of the forgoing and for other goods and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the foregoing recitals are incorporated herein by reference and as follows:

1.    Except for the provisions of the Agreement specifically addressed in this Amendment, all other provisions of the Agreement shall remain in full force and effect.

2.    Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Agreement.

3.    Schedule 3.1 of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule 3.1.

4.    Schedule 5.1 of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule 5.1.

5.    The effective date of this Amendment is April 1, 2026.

6.    This Amendment constitutes the entire agreement among the Parties regarding this subject matter and may be amended or modified only by a written instrument signed by each of the Parties and supersedes any other prior agreements or understandings of the Parties relating to this subject matter and the Parties are not relying on any statement, representation, promise or inducement not expressly set forth herein.

7.    This Amendment may be executed in one or more counterparts, and in both original form and one or more photocopies, each of which shall be deemed to be an original, but all of which together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives.
Marathon Petroleum Company LP    MPLX Terminals LLC
By: MPC Investment LLC, its General Partner
By:     /s/ John R. Kremer                By:     /s/ Regina M. Zolnor
Name:     John R. Kremer                 Name:      Regina M. Zolnor
Title:     VP, Fuels Value Chain - North        Title:     President

Schedule 3.1 - Terminals and Minimum Quarterly Terminal Volume Commitments

Terminal Name	State	Region	Facility Type	Loading Hours	Gallons	RC Assets
						Lanes	Docks	Shell Capacity
Bay City	MI	MW	Pipeline	24/7	71,625,000	3		437,600
Bellevue	OH	MW	Pipeline	24/7	5,664,000	1		-
Belton	SC	SE	Pipeline	24/7	74,949,000	3		370,500
Birmingham	AL	SE	Pipeline	24/7	58,131,000	2		251,000
Brecksville	OH	MW	Pipeline	24/7	30,912,000	3		398,800
Canton	OH	MW	Refinery	24/7	159,134,000	6		48,500
Champaign	IL	MW	Pipeline	24/7	96,441,000	4		554,500
Charleston	WV	MW	Barge	24/7	36,360,000	2	1	165,700
Charlotte (East)	NC	SE	Pipeline	24/7	110,751,000	4		451,800
Cincinnati	OH	MW	Barge	24/7	54,021,000	3	1	438,700
Columbus (East & West)	OH	MW	Pipeline	24/7	197,481,000	5		749,700
Columbus (GA)	GA	SE	Pipeline	24/7	22,335,000	1		132,100
Covington	KY	MW	Barge	24/7	100,056,000	4	1	342,100
Detroit	MI	MW	Refinery	24/7	260,460,000	6		-
Doraville	GA	SE	Pipeline	24/7	52,626,000	2		217,100
Evansville	IN	MW	Barge	24/7	37,686,000	2	1	126,200
Flint	MI	MW	Pipeline	24/7	37,401,000	2		223,800
Ft. Lauderdale (Eisenhower)	FL	SE	Marine	24/7	112,170,000	4	1	559,900
Ft. Lauderdale (Spangler)	FL	SE	Marine	24/7	107,451,000	3		473,800
Garyville	LA	SE	Refinery	24/7	61,788,000	2		96,700
Greensboro (Guilford County)	NC	SE	Pipeline	24/7	78,170,000			414,700
Hammond	IN	MW	Pipeline	24/7	117,831,000	3		1,112,600
Heath	OH	MW	Pipeline	24/7	49,524,000	2		11,100
Huntington	IN	MW	Pipeline	24/7	35,220,000	2		144,400
Indianapolis	IN	MW	Pipeline	24/7	64,806,000	3		951,600
Jackson	MI	MW	Pipeline	24/7	21,828,000	2		263,700
Kenova/Catlettsburg Docks*	WV/KY	MW	Marine Docks	24/7	712,500,000		4	1,398,200
Knoxville	TN	SE	Pipeline	24/7	77,520,000	4		332,800
Lansing	MI	MW	Pipeline	24/7	59,682,000	3		174,700
Lexington	KY	MW	Pipeline	24/7	79,470,000	3		205,300
Lima	OH	MW	Pipeline	24/7	92,961,000	2		494,600
Louisville (Algonquin)	KY	MW	Barge	24/7	202,890,000	5	1	1,215,400
Louisville (Kramers)	KY	MW	Barge	24/7	115,401,000	4	1	558,300
Macon	GA	SE	Pipeline	24/7	79,296,000	3		294,200
Marietta	OH	MW	Barge	24/7	46,947,000	2	2	158,600
Midland	PA	MW	Barge	24/7	54,573,000	2	1	390,400
Montgomery	AL	SE	Pipeline	24/7	53,745,000	2		191,700
Mt. Vernon	IN	MW	Barge	24/7	105,945,000	1	1	595,000
Muncie	IN	MW	Pipeline	24/7	42,747,000	2		232,600
Nashville (Bordeaux)	TN	SE	Pipeline	24/7	64,008,000	3	1	233,700
Nashville (Downtown)	TN	SE	Barge	24/7	44,289,000	2	1	250,800
Nashville (51st)	TN	SE	Pipeline	24/7	60,903,000	3		331,100
Niles	MI	MW	Pipeline	24/7	74,589,000	2		631,200
North Muskegon	MI	MW	Pipeline	24/7	113,175,000	5		440,200
Oregon	OH	MW	Pipeline	24/7	53,250,000	2		247,800
Paducah	KY	MW	Barge	24/7	30,654,000	2	1	228,200

Powder Springs	GA	SE	Pipeline	24/7	78,300,000	3		308,200
Robinson	IL	MW	Refinery	24/7	74,736,000	4		7,300
Romulus	MI	MW	Pipeline	24/7	27,309,000	3		268,400
Selma (Buffalo)	NC	SE	Pipeline	24/7	123,750,000	3		536,500
Selma (West Oak)	NC	SE	Pipeline	24/7	99,537,000	4		355,000
Speedway	IN	MW	Pipeline	24/7	124,647,000	5		526,300
Steubenville	OH	MW	Pipeline	24/7	16,599,000	2		128,900
Tampa	FL	SE	Marine	24/7	334,203,000	10	1	1,231,000
Viney Branch	KY	MW	Refinery	24/7	114,474,000	6		57,100
Youngstown	OH	MW	Pipeline	24/7	28,176,000	2		131,000
* Kenova tank 23-273 idled with no expense savings and will be Terminal Owner’s financial responsibility to reactivate if MPC desires to bring it back into product service.

Terminal Complexes:

1.    Brecksville and Canton
2.    Cincinnati and Covington
3.    Evansville and Mt. Vernon
4.    Ft. Lauderdale (Spangler) and Ft. Lauderdale (Eisenhower)
5.    Indianapolis and Speedway
6.    Louisville (Kramers) and Louisville (Algonquin)
7.    Nashville (Bordeaux), Nashville (Downtown) and Nashville (51st)
8.    Selma (Buffalo) and Selma (West Oak)

Schedule 5.1 – Fees

Terminal Name	Base Throughput Fee*	Excess Throughput Fee*
Bay City	0.01877251	0.01548123
Bellevue	0.01523743	0.01523743
Belton	0.01657832	0.01462793
Birmingham	0.01718782	0.01474983
Brecksville	0.03803263	0.01523743
Canton	0.01523743	0.01523743
Champaign	0.01621263	0.01523743
Charleston	0.02633028	0.01572503
Charlotte (East)	0.01682212	0.01499363
Cincinnati	0.03388804	0.01572503
Columbus (GA)	0.03132816	0.01487173
Columbus (OH)	0.01426223	0.01426223
Covington	0.01901631	0.01865061
Detroit LP	0.01523743	0.01523743
Doraville	0.0225514	0.01487173
Evansville	0.02389229	0.01596883
Flint	0.02633028	0.01535933
Ft. Lauderdale (Eisenhower)	0.02047911	0.01535933
Ft. Lauderdale (Spangler)	0.01645642	0.01645642
Garyville	0.01609073	0.01426223
Greensboro (Friendship)	0.01462793	0.01462793
Hammond	0.0220638	0.01438413

Terminal Name	Base Throughput Fee*	Excess Throughput Fee*
Heath	0.01401844	0.01401844
Huntington	0.0221857	0.01548123
Indianapolis	0.03035296	0.01548123
Jackson	0.04534659	0.01548123
Kenova (Catlettsburg Docks)	0.00792346	0.00792346
Knoxville	0.01499363	0.01450603
Lansing	0.01718782	0.01548123
Lexington	0.01535933	0.01499363
Lima	0.0209667	0.01401844
Louisville (Algonquin)	0.0213324	0.01462793
Louisville (Kramers)	0.01816302	0.01535933
Macon	0.01621263	0.01426223
Marietta	0.02474559	0.01572503
Midland	0.02864637	0.01377464
Montgomery	0.01889441	0.01474983
Mt. Vernon	0.01938201	0.01340894
Muncie	0.01950391	0.01523743
Nashville (51st)	0.02011341	0.01474983
Nashville (Bordeaux)	0.01694402	0.01474983
Nashville (Downtown)	0.02401419	0.01474983
Niles	0.02182	0.01511553
North Muskegon	0.01548123	0.01548123
Oregon	0.01962581	0.01523743

Terminal Name	Base Throughput Fee*	Excess Throughput Fee*
Paducah	0.03108436	0.01523743
Powder Springs	0.01779732	0.01487173
Robinson	0.01596883	0.01487173
Romulus	0.04254291	0.01560313
Selma (Buffalo)	0.01487173	0.01487173
Selma (West Oak)	0.01487173	0.01487173
Speedway	0.01548123	0.01548123
Steubenville	0.03669173	0.01511553
Tampa	0.01670022	0.01548123
Viney Branch	0.01535933	0.01535933
Youngstown	0.02657408	0.01474983

*The table above reflects the fees effective as of January 1, 2026, as adjusted per Section 5.3.

Marine Docks
Kenova/Catlettsburg Docks includes Kenova Light Product, and Catlettsburg Crude, Heavy Oil, and Light Oil Docks.

Kenova/Catlettsburg Docks - $3,117,486 per month (reflects monthly fee effective as April 1, 2026, as adjusted per Section 5.3).

Butane/Natural Gasoline/Pentane Blending

A)    Facilities with Third Party Licensed Blending Technology

From and after July 1, 2019, at facilities at which Energy Transfer Partners LP (“ETP”) licenses blending technology to MPC, Terminal Owner's fee for performing the butane blending service shall be calculated as follows:

Ninety-five percent (95%) of the difference between the Daily Gasoline Value (defined below) and the Daily Butane Value (defined below). Expressed as a formula, the Butane Blending Service Fee is:

Butane Blending Service Fee = (DGV-DBV)* 95%

NOTE: Terminal Owner will reflect an Annual True-Up, as defined in Section 4 of this Schedule 5.1, as a separate line item on any monthly invoices submitted pursuant to this Agreement.

Definitions:

1. Daily Gasoline Value ("DGV"): Expressed as a formula:

DGV = (GB)*(GPV+TF)

GB: number of Gallons of butane blended on a given day at the terminal site.
GPV: daily gasoline posted value per Gallon.
TF: the transportation fee for moving spot purchased gasoline to the terminal for the gasoline grade in which the butane is blended.

a. GPV is calculated by location as follows:

Location	Market	GPV Price Calculation
Bay City	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Charlotte East	Gulf Coast	Daily posted Argus 85 CBOB and 91 PREM spot prices
Lansing	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Nashville 51st	Gulf Coast	Daily posted Argus 85 CBOB and 91 PREM spot prices
Selma Buffalo	Gulf Coast	Daily posted Argus 85 CBOB and 91 PREM spot prices
Selma Oak	Gulf Coast	Daily posted Argus 85 CBOB and 91 PREM spot prices
Speedway	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
North Muskegon	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Tampa	Gulf Coast	Daily posted Argus 85 CBOB and 91 PREM spot prices
Indianapolis	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Lima	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices

b. TF is the avoided MPC cost of transporting one Gallon of gasoline (in the most cost effective method possible) to a terminal blending location, as verified and provided by MPC's Clean Product Value Chain organization.

2. Daily Butane Value ("DBV"): the daily agreed upon butane purchase price ("BPP") from ETP plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane gallons blended ("GB"). Expressed as a formula:

DBV = (GB)*(BPP+DRV)

a. DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually or the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, postings for prior year’s RINs will be used up to the maximum allowable percentage.

3. Annual True-Up: This cost or revenue is intended to cover changes in the estimated vs actual transportation costs, half of shared maintenance expenses, and estimated vs actual butane purchase costs. The cost or revenue is calculated ETP. MPC will pass ninety-five percent (95%) of this to Terminal Owner.

B)    Facilities Without Third Party Blending Technology

From and after September 1, 2018, at facilities at which no third party licensed blending technology is utilized, Terminal Owner’s fee for performing the butane or pentane blending service shall be calculated as follows:
Ninety-five percent (95%) of the difference between the Daily Gasoline Value (defined below) and the Daily Butane Value (defined below). Expressed as a formula, the Butane Blending Service Fee is:

Butane Blending Service Fee = (DGV-DBV)* 95%

            Or

Ninety-five percent (95%) of the difference between the Tank Daily Gasoline Value (defined below) and the Tank Daily Butane Value (defined below). Expressed as a formula, the Tank Butane Blending Service Fee is:

            Tank Butane Blending Service Fee = (TDGV-TDBV)* 95%

            Or

Ninety-five percent (95%) of the difference between the Tank Daily Gasoline Value (defined below) and the Tank Daily Pentane Value (defined below). Expressed as a formula, the Tank Pentane Blending Service Fee is:

            Tank Pentane Blending Service Fee = (TDGV-TDPV)* 95%

Definitions:

1.    Daily Gasoline Value ("DGV"): Expressed as a formula:

DGV = (GB)*(GPV+TF)

GB: number of Gallons of butane blended on a given day at the terminal site.
GPV: daily gasoline posted value per Gallon.
TF: the gasoline transportation fee.

a. GPV is calculated by location as follows:

Location	Market	GPV Price Calculation
Lexington	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Louisville (Kramers)	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Louisville (Algonquin)	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Muncie	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices
Viney Branch	Chicago	Daily posted Argus 85 CBOB and 91 PREM spot prices

b. TF is the avoided or added MPC cost of transporting one Gallon of gasoline (in the most cost effective method possible) to a terminal blending location, as verified and provided by MPC's Clean Product Value Chain organization.

2. Daily Butane Value ("DBV"): the daily agreed upon butane purchase price ("BPP") from supplier plus the total daily RIN value (“DRV”), plus the transportation costs (“TC”), multiplied by the daily total number of butane gallons blended ("GB"). Expressed as a formula:

DBV = (GB)*(BPP+DRV+TC)

a.    DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually or the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, postings for prior year’s RINs will be used up to the maximum allowable percentage.

b.    TC is the transportation cost of transporting one Gallon of butane (in the most cost effective method possible) to a terminal blending location.

3.    Tank Daily Gasoline Value (“TDGV”): Expressed as a formula:

TDGV = (GB)*(GPV+TF)

GB: number of Gallons of butane blended on a given day at the terminal site.
    GPV: daily gasoline posted value per Gallon.
TF: the avoided transportation fee for moving spot purchased gasoline to the terminal for the gasoline grade in which the butane is blended.

a.    GPV is calculated by location using the daily posted average Argus 85 CBOB or Argus PREM spot prices for the respective blend and market derived from Schedule 3.1.

4.    Tank Daily Butane Value (“TDBV”): the daily agreed upon tank butane purchase price (“TBPP”) from supplier, plus the total daily RIN value (“DRV”), plus the transportation costs (“TC”), multiplied by the daily total number of butane Gallons blended (“GB”). Expressed as a formula:

TDBV = (GB)*(TBPP+DRV+TC)

a.    TC is the transportation cost of transporting one Gallon of butane (in the most cost effective method possible) to a terminal blending location.

b.    DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually to the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, posting for prior year’s RINs will be used up to the maximum allowable percentage.

5.    Tank Daily Pentane Value (“TDPV”): the daily agreed upon tank pentane purchase price (“TPPP”) from supplier, plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane Gallons blended (“GB”). Expressed as a formula:
TDPV = (GB) * (TPPP + DRV + TC)

a.    TC is the transportation costs of transporting one Gallon of pentane (in the most cost-effective manner) to a terminal blending location.
b.     DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually or the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, postings for the prior year’s RINs will be used up to the maximum allowable percentage.

6.    In the event MPC requests a butane skid for temporary use at an MPC owned terminal(s), MPC shall pay an MPLX Tank Butane Blending Equipment Service Fee equal to 5% of the blending value. Expressed as a formula:

a.    MPLX Tank Butane Blending Equipment Service Fee = (TDGV-TDBV)* 5%.

7.    Annual Adjustment to Revenue: This cost or revenue is intended to cover changes in the estimated vs actual transportation costs. Annually during the month of April, MPC will issue an adjustment of revenue to MPLX. This adjustment will be the result in changes of actual vs previously estimated transportation costs associated with delivery of butane to the terminals for the previous April- March.

C)    Inline and Barge Blending

From and after October 31st, 2019, at the Kenova, WV and from and after September 1st, 2024, at the Mt. Vernon, IN terminal the Terminal Owner’s fee for performing in-line or barge loading blending service shall be calculated as follows:

Ninety-five percent (95%) of the difference between the Marathon Daily Gasoline Value (defined below) and the Marathon Daily Butane Value (defined below) or the Marathon Daily Pentane Value (defined below). Expressed as a formula the Inline or Barge Blending Service Fee is:

Inline or Barge Blending Service Fee = (MDGV – MDBV) * 0.95
Or
Inline or Barge Blending Service Fee = (MDGV – MDPV) * 0.95

Definitions:
1.    Marathon Daily Gasoline Value (“MDGV”): Expressed as a formula:
MDGV = (GB) * (GPV + KTF)
    GB: Number of Gallons of butane/pentane blended on a given day at the terminal site.
    GPV: daily gasoline posted value per Gallon
    KTF: the additional transportation costs for moving the gasoline barrel produced through butane or pentane blending to the terminal of sale

a.    GPV is calculated by the location using the daily posted averages of either Argus 85 CBOB or Argus Prem spot prices for the respective blend and market derived from Schedule 3.1

2.    Marathon Daily Butane Value (“MDBV”): the daily agreed upon Marathon butane purchase price (“MBPP”) from supplier, plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane Gallons blended (“GB”). Expressed as a formula:
MDBV = (GB) * (MBPP + DRV + TC)

a.    TC is the transportation costs of transporting one Gallon of butane (in the most cost-effective manner) to a terminal blending location.
b.    DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually or the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, postings for the prior year’s RINs will be used up to the maximum allowable percentage.

3.    Marathon Daily Pentane Value (“MDPV”): the daily agreed upon Marathon pentane purchase price (“MPPP”) from supplier, plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane Gallons blended (“GB”). Expressed as a formula:
MDPV = (GB) * (MPPP + DRV + TC)

a.    TC is the transportation costs of transporting one Gallon of pentane (in the most cost-effective manner) to a terminal blending location.
b.    DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually or the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, postings for the prior year’s RINs will be used up to the maximum allowable percentage.

D) Butane Blending into Natural Gasoline at Facilities Without Third Party Licensed Blending Technology

a. Butane Blending into Natural Gasoline Project Service Fee: Prior to MPC requesting Terminal Owner to provide natural gasoline blending services at a Terminal that does not have butane blending into natural gasoline service capabilities, MPC will pay a one-time fee to Terminal Owner as reimbursement for the project capital costs to be incurred by a Terminal to enable such Terminal to provide butane blending into natural gasoline services, as well as an additional charge of 15% of such project capital costs. Prior to any Terminal incurring any project capital costs to be able to provide butane blending into natural gasoline services for MPC, the Parties will agree upon the Butane Blending into Natural Gasoline Project Services Fee for each Terminal providing such services.

b. Butane Blending into Natural Gasoline Services Fee: From and after August 20th, 2019 at any Terminal with no third-party licensed blending technology utilized, Terminal Owner’s fee for performing butane blending into natural gasoline services shall be calculated as follows, expressed as a formula:
Natural Gas Blending Services Fee = $1.58 * the number of barrels of butane blended into natural gasoline

Ethanol Denaturing

$0.02 per Gallon of undenatured ethanol.

Unit Train Ethanol Receipts

Beginning on January 15, 2017 and continuing thereafter for so long as the Master Terminal Services Agreement by and between MPC and ECO Energy Distribution Services, LLC dated October 19, 2015 (the "ECO Agreement") has not terminated, been cancelled or otherwise expired pursuant to its terms or agreement of the parties thereto, each of the following shall apply:

1. MPC shall pay Terminal Owner $0.0135 per Gallon for Unit Train Ethanol Receipts; provided that the invoice for the month ending December 31 of each year (or upon termination of the ECO Agreement, prorated according to the time of such termination) shall include an additional fee of $0.0135 per Gallon of Unit Train Ethanol Receipts that are less than 86,000,000 Gallons for the 12-month period ending on December 31 of the same year (prorated for the time period between January 15, 2017 through March 31, 2017. The $0.0135 per Gallon fee set forth in this Section shall be adjusted at the time of and in an amount equal to any adjustment to the Throughput Fees (as defined in the ECO Agreement) pursuant to Section 6.l(b) of the ECO Agreement, as may be amended from time to time.

At the end of each Calendar Quarter, Terminal Owner shall credit MPC on the monthly invoice (or upon termination of the ECO Agreement, prorated according to the time of such termination) an amount equal to the sum of (a) the Base Throughput Fee for Selma (Buffalo) set forth in Schedule 5.1 (as adjusted) multiplied by the volume (in Gallons) of ethanol redelivered by truck from the Selma (Buffalo) Terminal to the Selma (West Oak) Terminals during such Calendar Quarter; and (b) the Base Throughput Fee for Selma (Buffalo) set forth in Schedule 5.1 (as adjusted) multiplied by the volume (in Gallons) of ethanol redelivered per MPC's direction from the Selma (Buffalo) Terminal into trucks for ECO during such Calendar Quarter.

Ethanol Excess Volume Value Capture

MPC will pay Terminal Owner fees as calculated herein for EV at Terminals where sales volume is made on a temperature corrected basis.

The value will be calculated via the following method: Multiply the volume by the price per the calculations described in the following two paragraphs.

The volume will be calculated via the following method: The American Petroleum Institute’s Manual of Petroleum Measurement Standards Chapter 11.3.4 “Miscellaneous Hydrocarbon Properties – Denatured Ethanol and Gasoline Blend Densities and Volume Correction Factors” (“Chapter 11.3.4”) provides data-based equations for Blends of Gasoline and Ethanol (“BGE”). Chapter 11.3.4 addresses excess volumes of gasohol (“EV”) created when gasoline and ethanol components are blended together. EV for truck rack throughput at Terminals equipped with Terminal Automation Software (TAS) will be calculated using the equation in Chapter 11.3.4 performed by TAS for any BGE. The TAS will be programmed to calculate EV by multiplying these BGE volumes by the correction factors as calculated using the equation from Chapter 11.3.4. This process of crediting Terminal Owner with the EV based on the technology Terminal Owner installed and maintains at its Terminals is known as “Ethanol Excess Volume Value Capture.”

The price will be calculated via the following method: Each Terminal is assigned to the CHICAGO (Midwest-designated as ‘MW’) or US GULF COAST (Southeast-designated as ‘SE’) region based on Schedule 3.1. EV credited to Terminal Owner will be valued using the non-weighted monthly average ARGUS 85 Assessment MID CBOB price for given market based on the location of the Terminal. The Midwest (‘MW’) will be using West Shore and Gulf Coast (‘SE’) will be using Pasadena posted pricing.